UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 11, 2024

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2024, Treasure Global Inc, a Delaware corporation (the “Company”), held its virtual 2024 Annual Stockholders Meeting (the “Meeting”).

As of the close of business on April 29, 2024, the record date for the determination of stockholders entitled to vote at the Meeting, there were 1,430,780 shares of the Company’s common stock, par value $0.00001 per share, issued and outstanding, with each share entitled to one vote on each proposal at the Meeting. At the Meeting, the combined holders of 877,606 shares of the voting stock entitled to notice of and to vote at the Meeting were represented in person or by proxy, representing approximately 61.34% of the outstanding voting shares, and thereby a quorum pursuant to the Delaware General Corporation Law and the bylaws of the Company was present for the transaction of business at the Meeting.

The final results for each of the matters considered at the Meeting were as follows:

1.	Election of the five nominees to the Board of Directors of the Company:

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Chong Chan Teo	733,795	0	1,039	142,772
Ho Yi Hui	733,941	0	893	142,772
Joseph “Bobby” Banks	734,158	0	676	142,772
Marco Baccanello	734,146	0	688	142,772
Jeremy Roberts	734,042	0	792	142,772

Each director nominee was elected to serve as a director until the Company’s 2025 annual meeting of stockholders, or until such person’s successor is duly elected and qualified, or until such person’s earlier resignation, death or removal. Due to the fact that directors are elected by a plurality of the votes cast, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable.

2.	Ratification of the selection of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024:

Votes For	Votes Against	Abstentions
873,186	990	3,430

The affirmative vote of the holders of a majority of the outstanding shares was required for approval. The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2024	TREASURE GLOBAL INC

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer

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